SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-A/A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                 PSINet Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


      New York                                                    16-1353600
--------------------------------------------------------------------------------
(State of Incorporation                                       (I.R.S. Employer
   or Organization)                                          Identification No.)


      510 Huntmar Park Drive, Herndon, Virginia                         20170
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      (Address of principal executive offices)                       (Zip Code)

      If this form relates to the                If this form relates to the
      registration of a class of                 registration of a class of
      securities pursuant to                     securities pursuant to
      Section 12(b) of the                       Section 12(g) of the Exchange
      Exchange Act and is effective              Act and is effective pursuant
      pursuant to General Instruction            to General Instruction A.(d),
      A.(c), please check the                    please check the following
      following box.  |_|                        box. |X|
------------------------------------------------------------------------------


Securities Act registration statement file number to which this
form relates:                                                     333-75579
                                                                  ---------
                                                                 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                   Name of Each Exchange on Which
           to be so Registered                   Each Class is to be Registered
           -------------------                   ------------------------------

--------------------------------          -------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

             6 3/4% Series C Cumulative Convertible Preferred Stock
             ------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

      See "Description of the Convertible Preferred Stock" in the Prospectus Supplement dated April 28, 1999 relating to the offering of PSINet Inc.'s 6 3/4% Series C Cumulative Convertible Preferred Stock, which was filed on April 30, 1999 pursuant to Rule 424(b)(1) under the Securities Act of 1933, to the Prospectus dated April 12, 1999 contained in PSINet's Registration Statement on Form S-3, as amended (File No. 333-75579), declared effective on April 12, 1999, which description is incorporated herein by reference.

Item 2.  Exhibits
         --------

            The following exhibits are incorporated herein by reference to previous filings made by PSINet with the Securities and Exchange Commission.

Exhibit
Number          Exhibit Name
------          ------------

  3.1           Certificate of Incorporation, as amended

  3.2 Certificate of Amendment of Certificate of Incorporation dated April 25, 1995

  3.3 Certificate of Amendment of Certificate of Incorporation dated May 5, 1995

  3.4 Certificate of Amendment of Certificate of Incorporation dated November 11, 1995

  3.5 Certificate of Amendment of Certificate of Incorporation dated May 18, 1996

  3.6 Certificate of Amendment of Certificate of Incorporation dated as of November 6, 1997

  3.7 Certificate of Amendment of Certificate of Incorporation dated February 5, 1998

  3.8 Certificate of Amendment of Certificate of Incorporation dated April 30, 1999 designating the 6 3/4% Series C Cumulative Convertible Preferred Stock

  3.9           Amended and Restated By-laws of PSINet

  4.1           Form of 6 3/4% Series C Cumulative Convertible Preferred
                Stock Certificate

  4.2 Deposit Agreement dated as of May 4, 1999 between PSINet and Wilmington Trust Company, as deposit agent

  4.3           Form of 10% Senior Notes due 2005, Series B

  4.4 Indenture dated as of April 13, 1998 between PSINet and Wilmington Trust Company, as Trustee

  4.5           Form of 11 1/2% Senior Notes due 2008, Series B

  4.6 Indenture dated as of November 3, 1998 between PSINet and Wilmington Trust Company, as Trustee

  4.7 First Supplemental Indenture dated as of November 12, 1998 between PSINet and Wilmington Trust Company, as Trustee

  4.8           Form of Common Stock Certificate

  4.9           Form of Common Stock Certificate (name change)

  4.10 Articles Fourth, Fifth, Sixth, Ninth and Tenth of the Certificate of Incorporation of PSINet, as amended

  4.11 Article I of the Amended and Restated By-laws of PSINet, as amended

  4.12 Form of Rights Agreement, dated as of May 8, 1996, between PSINet and First Chicago Trust Company of New York, as Rights Agent, which includes as Exhibit A Certificate of Amendment; Exhibit B - Form of Rights Certificate; and Exhibit C - Summary of Rights to Purchase Shares of Preferred Stock

  4.13 Amendment No. 1, dated as of July 21, 1997, to Rights Agreement, dated as of May 8, 1996, between PSINet and First Chicago Trust Company of New York, as Rights Agent.

  4.14 Amendment No. 2, dated as of July 31, 1997, to Rights Agreement, dated as of May 8, 1996, between PSINet and First Chicago Trust Company of New York, as Rights Agent.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this post-effective amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:      May 7, 1999                       PSINET INC.

                                              By:/s/ David N. Kunkel
                                                 ----------------------------
                                                 David N. Kunkel
                                                 Executive Vice President and
                                                   General Counsel

                                EXHIBIT INDEX
                                -------------


Exhibit
Number  Exhibit Name                                Location
------  ------------                                --------

3.1    Certificate of Incorporation, as amended     Incorporated by reference
                                                    from Exhibit 3.1 to PSINet's
                                                    Registration Statement on
                                                    Form S-1 declared effective
                                                    on May 1, 1995 located under
                                                    Securities and Exchange
                                                    Commission File No. 33-90154
                                                    ("May 1995 Registration
                                                    Statement")

3.2    Certificate of Amendment of Certificate of   Incorporated by reference
       Incorporation dated April 25, 1995           from Exhibit 3.1 to PSINet's
                                                    Quarterly Report on Form
                                                    10-Q for the quarter ended
                                                    June 30, 1995 located under
                                                    Securities and Exchange
                                                    Commission File No. 0-25812
                                                    ("June 1995 10-Q")

3.3    Certificate of Amendment of Certificate of   Incorporated by reference
       Incorporation dated May 5, 1995              from Exhibit 3.2 to the June
                                                    1995 10-Q

3.4    Certificate of Amendment of Certificate of   Incorporated by reference
       Incorporation dated November 11, 1995        from Exhibit 3.1 to PSINet's
                                                    Quarterly Report on Form
                                                    10-Q for the quarter ended
                                                    September 30, 1995 located
                                                    under Securities and
                                                    Exchange Commission File
                                                    No.  0-25812 ("September
                                                    1995 10-Q")

3.5    Certificate of Amendment of Certificate of   Incorporated by reference
       Incorporation dated May 18, 1996             from Exhibit 3 to PSINet's
                                                    Quarterly  Report on Form
                                                    10-Q   for  the   quarter
                                                    ended   June   30,   1996
                                                    located under  Securities
                                                    and  Exchange  Commission
                                                    File No.  0-25812  ("June
                                                    1996 10-Q")

3.6    Certificate of Amendment of Certificate      Incorporated  by reference
       of Incorporation dated as of November 6,     from Exhibit 3.1 to the
       1997                                         September 1997 10-Q

3.7    Certificate of Amendment of Certificate of   Incorporated by reference
       Incorporation dated February 5, 1998         from Exhibit 3.7 to PSINet's
                                                    Annual Report on Form
                                                    10-K for the fiscal  year
                                                    ended December 31, 1997
                                                    located under Securities
                                                    and Exchange Commission
                                                    File No. 0-25812 ("1997
                                                    Form 10-K")

3.8    Certificate of Amendment of Certificate      Incorporated by reference
       of Incorporation dated April 30, 1999        from Exhibit 3.1 to PSINet's
       designating the 6 3/4% Series C              PSINet's Current Report on
       Cummulative Convertible Preferred Stock      on Form 8-K dated May 7,
                                                    1999 located under
                                                    Securities and Exchange
                                                    Commission File No. 0-25812
                                                    ("May 7, 1999 8-K").

3.9    Amended and Restated By-laws of PSINet       Incorporated by reference
                                                    from Exhibit 3.9 to PSINet's
                                                    Annual Report on Form 10-K
                                                    for the fiscal year ended
                                                    December 31, 1998 located
                                                    under Securities and
                                                    Exchange Commission File
                                                    No. 0-25812

4.1    Form of 6 3/4% Series C Cumulative           Incorporated by reference
       Convertible Preferred Stock Certificate      from Exhibit 4.1 to the May
                                                    7, 1999 8-K

4.2    Deposit Agreement dated as of May 4, 1999    Incorporated by reference
       between PSINet and Wilmington Trust          from Exhibit 4.2 to the May
       Company, as deposit agent                    7, 1999 8-K

4.3    Form of 10% Senior Notes due 2005, Series B  Incorporated by reference from Exhibit 4.1 to PSINet's
                                                    Current Report on Form 8-K
                                                    dated April 22, 1998 located
                                                    under Securities and
                                                    Exchange Commission File No.
                                                    0-25812 ("April 22, 1998
                                                    8-K")

4.4    Indenture dated as of April 13, 1998         Incorporated by reference
       between PSINet and Wilmington Trust          from Exhibit 4.2 to the
       Company, as Trustee                          April 22, 1998 8-K

4.5    Form of 11 1/2% Senior Notes due 2008,       Incorporated by reference
       Series B                                     from Exhibit 4.7 to PSINet's
                                                    Registration Statement on
                                                    Form S-4 declared effective
                                                    on February 16, 1999 located
                                                    under Securities and
                                                    Exchange Commission File
                                                    No. 333-68385

4.6    Indenture dated as of November 3, 1998       Incorporated  by  reference
       between PSINet and Wilmington Trust          from Exhibit 4.1 to PSINet's
       Company, as Trustee                          Current Report on Form 8-K
                                                    dated November 3, 1998
                                                    located under Securities and
                                                    Exchange Commission File
                                                    No. 0-25812

4.7    First Supplemental Indenture dated as of     Incorporated by reference
       November 12, 1998 between PSINet and         from Exhibit 4.1 to PSINet's
       Wilmington Trust Company, as Trustee         Quarterly Report on Form
                                                    10-Q for the quarter ended
                                                    September 30, 1998 located
                                                    under Securities and
                                                    Exchange Commission File No.
                                                    0-25812

4.8    Form of Common Stock Certificate             Incorporated by reference
                                                    from Exhibit 4.5 to the May
                                                    1995 Registration Statement

4.9    Form of Common Stock Certificate (name       Incorporated by reference
       change)                                      from Exhibit 4.1A to
                                                    PSINet's Registration
                                                    Statement on Form S-1
                                                    declared effective on
                                                    December 14, 1995 located
                                                    under Securities and
                                                    Exchange  Commission File
                                                    No. 33-99610 ("December 1995
                                                    Registration "Statement")

4.10   Articles Fourth, Fifth, Sixth, Ninth and     See Exhibits 3.2, 3.3, 3.4,
       Tenth of the Certificate of Incorporation    3.5, 3.6 and 3.7
       of PSINet, as amended

4.11   Article I of the Amended and Restated        See Exhibit 3.9
       By-laws of PSINet, as amended

4.12   Form of Rights Agreement, dated as of May    Incorporated by reference
       8, 1996, between PSINet and First Chicago    from Exhibit 1 to PSINet's
       Trust Company of New York, as Rights Agent,  Registration Statement on
       which includes as Exhibit A - Certificate    Form 8-A dated June 3, 1996
       of Amendment; Exhibit B - Form of Rights     located under Securities and
       Certificate; and Exhibit C - Summary of      Exchange Commission File No.
       Rights to Purchase Shares of Preferred       0-25812
       Stock

4.13   Amendment No. 1, dated as of July 21, 1997,  Incorporated by reference
       to Rights Agreement, dated as of May 8,      from Exhibit 4.1.1 to 1996,
       between  PSINet and First  Chicago           PSINet's Current Report on
       Trust Company of New York, as Rights Agent.  Form 8-K dated August 1,
                                                    1997 located under
                                                    Securities and Exchange
                                                    Commission File No. 0-25812

4.14   Amendment No. 2, dated as of July 31, 1997,  Incorporated by reference
       to Rights Agreement, dated as of May 8,      from Exhibit 4.1.2 to 1996,
       between PSINet and First Chicago             PSINet's Current Report on
       Trust Company of New York, as Rights Agent.  Form 8-K dated August 20,
                                                    1997 located under
                                                    Securities and Exchange
                                                    Commission File No. 0-25812